UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

_______________________

Date of Report: October 19, 2017

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	000-31207	39-2004336
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number	Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin	53223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(414) 354-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 18, 2017, Bank Mutual Corporation announced its results for the three and nine months ended September 30, 2017. A copy of Bank Mutual’s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this Report on Form 8-K:

99.1	Press release of the registrant dated October 18, 2017, containing financial information for the three and none month periods ended September 30, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 19, 2017	BANK MUTUAL CORPORATION
(Registrant)

		By:	/s/Michael W. Dosland
Michael W. Dosland
Senior Vice President and
Chief Financial Officer

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